                                                                   EXHIBIT 10.26

                                    AGREEMENT



     THIS AGREEMENT, made and entered into as of the 5th day of May, 1997 between Vanguard Cellular Financial Corp. ("Vanguard") and International Wireless Communications Holdings, Inc. ("IWCH").

     WHEREAS, Vanguard, through an indirect subsidiary, owns approximately 36.11% of the issued and outstanding common stock of IWCH on an as converted basis and certain warrants to purchase additional shares; and

     WHEREAS, the Chairman of the Board of Vanguard's parent company, Vanguard Cellular Systems, Inc., also serves as Chairman of the Board of IWCH and has been instrumental in the development of IWCH; and

     WHEREAS, certain other employees of Vanguard have performed valuable services for or on behalf of IWCH in its formative stages; and

     WHEREAS, Vanguard and IWCH desire to reward the Vanguard employees for their services to IWCH and to provide incentive for their continuing efforts without causing dilution to other stockholders of IWCH;

     NOW, THEREFORE, the parties agree as follows:

     1. EXCHANGE OF WARRANTS. Vanguard, through its wholly owned subsidiary, Vanguard Cellular Operating Corp. ("Operating Corp,"), owns certain Warrants to purchase common stock of IWCH, which Warrants are listed on SCHEDULE I to this Agreement. Vanguard agrees to cause Operating Corp. to surrender as of the date hereof, such Warrants to IWCH for cancellation in exchange for two new Warrants that will be issued to Operating Corp., one to acquire 554,750 shares of IWCH common stock ("Common Stock") at a purchase price of $9.375 per share (the "$9.375 Warrant") pursuant to Warrant Agreement, a form of which is attached hereto as EXHIBIT A, and one for 249,970 shares at $0.25 per share (the "$0.25 Warrant") pursuant to a Warrant Agreement, a form of which is attached hereto as EXHIBIT B. As of the date hereof, IWCH will grant to Haynes G. Griffin an incentive stock option to purchase 53,330 shares of Common Stock, which option shall be in the form attached hereto as EXHIBIT C, and will grant nonstatutory options to purchase an aggregate of 501,420 shares of Common Stock to the individuals and in the amounts set forth on SCHEDULE II hereto, each of which shall be in the form attached hereto as EXHIBIT D. The options will be granted subject any requisite approval or waiver of the holders of IWCH's capital stock within one year of the date of grant ("Stockholder Approval").

     2. SURRENDER OF WARRANTS. Vanguard agrees to surrender to IWCH for cancellation its $9.375 Warrant, subject to Stockholder Approval.

     3. GUARANTY. The parties acknowledge that, as a result of the transactions contemplated by this Agreement, IWCH is less likely to receive funds upon exercise of Warrants than it otherwise would have, and, as a result, its short-term cash flow will be adversely affected. Although IWCH plans to alleviate its working capital shortage by arranging debt financing or effecting an initial public offering of its common stock it may require interim financing as a result of not receiving such funds. Therefore, Vanguard agrees to assist IWCH in arranging such interim financing by guaranteeing up to an aggregate of $3,200,000.00 of indebtedness incurred by IWCH or its wholly owned subsidiaries, until such time as IWCH receives at least $3,200,000 in alternative debt financing or consummates an initial public offering providing it with at least $3,200,000 in net proceeds, but in no event shall such guaranty remain outstanding later than February 3, 1999. The guaranty shall be in substantially the form attached hereto as Exhibit E, or in such other form as shall be reasonably requested by the lender and be reasonably satisfactory to Vanguard, together with other customary terms and conditions as are reasonably satisfactory to Vanguard and IWCH, and will be made available upon receipt of Stockholder Approval and Bank Approval.

     4.   REPRESENTATIONS AND WARRANTIES.

          4.1    IWCH represents and warrants to Vanguard that:

          a. ORGANIZATION, GOOD STANDING, AND QUALIFICATION. IWCH is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. IWCH is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          b. AUTHORIZATION. All corporate action on the part of IWCH, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and the performance of all obligations of IWCH hereunder has been taken or will be taken prior to the Closing.

          c. COMPLIANCE WITH OTHER INSTRUMENTS. Neither the execution and delivery by IWCH of this Agreement or any agreement or instrument attached hereto, nor compliance by IWCH with the terms and provisions hereof and thereof, including without limitation, the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition, or provision of the Certificate of Incorporation or the Bylaws of IWCH or of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation (including but not limited to, the Series F. Redeemable Convertible Preferred Stock Securities Purchase Agreement dated as of De ember 18, 1995, the Fifth Amended and Restated Investor Rights Agreement dated as of December

    18, 1995 and the Registration Rights Agreement dated as of December 6,
    1995), or instrument to which IWCH is a party or by which it or any of its assets are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, where such violation, conflict and/or default could have a material adverse effect on (i) the consummation of the transactions contemplated by this Agreement, or (ii) the results of operations, financial condition or assets of IWCH.

          d. CONSENTS AND APPROVALS. All consents, approvals, permits, orders or authorizations of, and all qualifications, registrations, designations, declarations or filings with, any federal or Delaware corporate or California state governmental authority on the part of IWCH required in connection with the execution and delivery of the Agreements and consummation at the closing of the transactions contemplated by the Agreements have been obtained, and are effective.

       4.2      Vanguard represents and warrants to IWCH that:

          a.     ORGANIZATION, GOOD STANDING, AND QUALIFICATION.
    Vanguard is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. Vanguard is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

         b. AUTHORIZATION. All corporate action on the part of Vanguard, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement and the performance of all obligations of Vanguard hereunder has been taken or will be taken prior to Closing.

          c. COMPLIANCE WITH OTHER INSTRUMENTS. Neither the execution and delivery of this Agreement by Vanguard, nor compliance by Vanguard with the terms and provisions hereof, including without limitation, the consummation of the transactions contemplated hereby, will violate any statute, regulation, or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition, or provision of the Articles of Incorporation or the Bylaws of Vanguard or of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Vanguard is a party or by which it or any of its assets are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, where such violation, conflict and/or default could have a material adverse effect on (i) the consummation of the transactions contemplated by this Agreement, or (ii) the results of operations, financial condition or assets of Vanguard.

          d. CONSENTS AND APPROVALS. All consents, approvals, permits, orders or authorizations of, and all qualifications, registrations, designations, declarations or filings with, any federal or Delaware corporate or California state governmental authority on the part of Vanguard required in connection with the execution and delivery of the Agreements and consummation at the Closing of the transactions contemplated by the Agreements have been obtained, and are effective.

          e. PRIVATE PLACEMENT. Vanguard will cause each of the individuals listed on Schedule II to deliver to IWCH a written representation to the effect of Exhibit F hereof.

5.    REGISTRATION RIGHTS.

          a. Shares of Common Stock issued or issuable upon exercise of options granted hereunder (collectively, "Options") to Haynes G. Griffin, Van Snowdon and John Russell Dunn (collectively, "IWCH Service Providers") shall be registered on an effective registration statement on Form S-8 (or any successor form of registration statement primarily relating to the sale of securities to employees of or consultants to the Company pursuant to a stock option, stock purchase or similar plan) under the Securities Act of 1933, as amended ("Act"), whenever a registration statement of Form S-8 (or any such successor form) shall be effective covering shares of Common Stock issued or issuable upon exercise of options granted to the executive officer of IWCH.

          b. If the Company shall receive at any time after the first anniversary of the date upon which Options are granted to persons other than IWCH Service Providers (the "Other Persons"), a written request from holders of a majority of the shares of Common Stock or other securities issued or issuable upon the exercise of such Options (the "Registrable Securities"), that the Company file a registration statement under the Act covering the registration of at least 25% of the Registrable Securities, then the Company shall effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities. The company shall maintain the effectiveness of any registration statement filed and declared effective pursuant to Section 5(b) for a period of at least ninety (90) days. Notwithstanding the foregoing, the Company shall not be obligated to effect, or take any action to effect, any registration pursuant to this Section 5(b):

              i.     During any period in which the Registrable
    Securities may be publicly resold pursuant to Rule 144 under the Act (or any successor rule), regardless of whether such resale is subject to the volume limitations of such Rule or is permitted only if the Registrable Securities must be exercised on a net issue basis pursuant to Section 5 of the applicable Option. [Vanguard acknowledges that, pursuant to Rule 144(d)(3)(ii) as currently in effect, Common Stock acquired upon exercise of an Option on a net issue basis will be deemed to be acquired at the time the option was acquired];

             ii.     More than once during any eighteen (18) month period; or

            iii. During any period when the Company is ineligible to use a registration statement o Form S-3 (or any successor form with comparable disclosure requirements) for resales of Registrable Securities.

          c. The Company shall take all customary and reasonable actions necessary to effect the registration rights granted hereunder.

          d.     Notwithstanding this Section 5, no Registrable
    Securities may be publicly resold during any period when an executive officer of IWCH is prohibited from publicly reselling Common Stock under applicable insider trading policies and procedures of IWCH.

          e. All expenses (other than underwriting discounts and commissions, if applicable) incurred in connection with effecting up to two (2) registrations pursuant to Section 5(b) hereof shall be paid by the Company (including fees and disbursements of a single counsel for the selling stockholders, provided such counsel shall also be counsel for the Company in connection with such registrations).

          f. Each holder of an Option agrees for himself (and any transferee of such Option) that, during the period of duration specified by the Company following the effective date of a registration of the Company filed under the Act, such person shall not, to the extent requested by the Company, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant and any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of IWCH (or any interest therein) held by it by any time during such period, except Common Stock included in such registration statement; provided, however, that such agreement shall be applicable only if all officers and directors of IWCH hereunto are bound by similar agreements of at least the same period of duration.

    6. OPINIONS OF COUNSEL. Vanguard will cause its legal counsel to deliver to IWCH its opinion in substantially the form of EXHIBIT F hereto, and IWCH will cause its counsel to deliver to Vanguard its opinion in substantially the form of EXHIBIT G hereto, dated as of the date hereof.

    7. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict provision or rule that would cause the laws of any other jurisdiction to be applied.

    8. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned or otherwise transferred by either party without the written consent of the other. This Agreement shall be binding upon and inure to the benefit to the parties hereto and their respective successors and assigns.

    9. AMENDMENTS. No amendment, modification or discharge of this Agreement, and no waiver of any condition or the breach of any provision, term, covenant, representation or warranty hereunder shall be valid or binding unless set forth in writing and duly exercised by the party against whom enforcement of the Agreement, modification, discharge or waiver is sought.

    10. ENTIRE AGREEMENT. This Agreement, together with the documents contemplated hereby and attached hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes and cancels any and all prior agreements and understandings, both written and oral, among them relating to the subject matter hereof.

    11. COUNTERPARTS. Counterparts of this Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first above written.

                      VANGUARD CELLULAR FINANCIAL CORP.


                      By: /s/
                         ---------------------------------------------
                      President


                      INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.


                      By: /s/
                         ---------------------------------------------
                      President

                                   SCHEDULE I
                                   ----------

                           VANGUARD SCHEDULE OF WARRANTS

1)     WD1-2 Warrant to purchase 17,640 shares of Series D Preferred Stock.
2)     WD2-1 Warrant to purchase 5,960 shares of Series D Preferred Stock.
3)     WF-13 Warrant to purchase 64,120 shares of Series F Preferred Stock.
4)     WV-1 Warrant to purchase 50,400 shares of Series C Preferred Stock.
5)     WV-2 Warrant to purchase 273,480 shares of Series C Preferred Stock.
6)     WV-3 Warrant to purchase 393,120 shares of Series D Preferred Stock.

                                  SCHEDULE II
                                  -----------

                         OPTIONS TO PURCHASE COMMON STOCK
                                        OF
                    INTERNATIONAL WIRELESS COMMUNICATIONS, INC.


INCENTIVE OPTION

          Haynes G. Griffin                 53,330


NONQUALIFIED OPTIONS FOR DIRECTORS AND CONSULTANTS

          Haynes G. Griffin                346,670
          Van E. Snowdon                    65,250
          John Russell Dunn                  2,000



OTHER NONQUALIFIED OPTIONS

          L. Richardson Preyer, Jr.         10,000
          Stuart S. Richardson               7,500
          Stephen L. Holcombe               10,000
          Richard C. Rowlenson              10,000
          Timothy G. Biltz                  10,000
          Dennis B. Francis                 10,000
          S. Tony Gore, III                 10,000
          Arthur S. Whiting                  5,000
          Philip E. Smith                    5,000
          Anthony Dillon                     5,000
          Neva J. Reavis                     5,000

                                    EXHIBIT A
                                    ---------

     THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

No. WC-__                                              Void after May 5, 2007

               INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.
                       WARRANT TO PURCHASE COMMON STOCK

          This Warrant is issued to Vanguard Cellular Operating Corp. (the "Holder") by International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), pursuant to the Agreement dated as of May 5, 1997 between the Company and Vanguard Cellular Financial Corp. (the "Purchase Agreement").

          1. PURCHASE OF SHARES. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase 554,750 shares of the Company's Common Stock, par value $0.01 per share (the "Equity Securities"), at a per share purchase price of Nine Dollars Thirty-Seven and One-Half Cents ($9.375) per share.
The shares of Equity Securities issuable pursuant to this Section 1 (the "Warrant Shares") shall be subject to adjustment pursuant to Section 7 hereof. The purchase price of the Warrant Shares as provided in this Section 1 (the "Exercise Price") shall be subject to adjustment pursuant to Section 7 hereof.

          2. EXERCISE PERIOD. This Warrant is exercisable only until and including May 5, 2007; PROVIDED, HOWEVER, that in the event of (a) the closing of the issuance and sale of shares of Common Stock of the Company in the Company's first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, (b) the sale of all or substantially all the assets of the Company, (c) the merger of the Company with or into, or the consolidation of the Company with, any other entity resulting in the transfer of outstanding equity securities representing fifty percent (50%) or more of the Company's outstanding voting power, or (d) any other transfer of outstanding equity securities of the Company representing eighty percent (80%) or more of the Company's outstanding voting power, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the holder of the Warrant at least twenty (20) days prior to the consummation of such event or transaction.

          3. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

              (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

              (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

          4.   Net Issue Exercise.

              (a) In lieu of exercising this Warrant, Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Equity Securities computed using the following formula:

                                 X = (Y)(A-B)
                                 ------------
                                       A

       Where   X -  The number of shares of Equity Securities to be issued to Holder.
               Y -  The number of shares of Warrant Shares to be surrendered.
               A -  The fair market value of one share of the Equity Securities to be issued upon exercise of this Warrant.
               B -  Exercise Price (as adjusted to the date of such
                    calculations).

              (b) For purposes of this Section, the Board of Directors of the Company shall determine the fair market value in its good faith.

          5. CERTIFICATES FOR WARRANT SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

          6. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times keep available such number of authorized shares of its Equity Securities issuable upon exercise of this Warrant free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Warrant Shares specified herein. The Company further covenants that such Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

              (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its Equity Securities by split-up or otherwise, or combine its capital stock, or issue additional securities as a dividend with respect to any shares of its Equity Securities, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

              (b)     RECLASSIFICATION, REORGANIZATION, AND CONSOLIDATION.
In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of capital stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate purchase price shall remain the same.

              (c) NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares, the adjusted Exercise Price and the type of securities or property thereafter purchasable upon exercise of the Warrant.

         8. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the exercise price of the warrant then in effect.

         9. NO STOCKHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

        10. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

          A Holder may transfer in whole or in part the purchase rights evidenced hereby to any third party to whom such rights may be transferred without registration or qualification under federal or state securities laws, provided: (a) the transferee or assignee receives a Warrant to purchase twenty percent (20%) of the Warrant Shares; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee; (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Warrant; and (d) the transferor shall have delivered to the Company, if reasonably requested by counsel to the Company an opinion of counsel substantially to the effect that the transfer or assignment can be effected without registration or qualification under applicable federal or state securities laws.

        11. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the Warrants issued pursuant to the Purchase Agreement that are then outstanding. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any Warrant Shares purchased under this Warrant at the time outstanding, each future holder of all such Warrant Shares, and the Company.

        12. EFFECT OF AMENDMENT OR WAIVER. The Holder acknowledges that by the operation of paragraph 11 hereof, the holders of a majority of the Warrants issued pursuant to the Purchase Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Purchase Agreement.

        13. GOVERNING LAW. This Warrant shall be governed by the laws of the State of Delaware as applied to agreements among California residents made and to be performed entirely within the State of Delaware.

                              INTERNATIONAL WIRELESS
                              COMMUNICATIONS HOLDINGS, INC.

                              By:
                                 --------------------------------------
                                   Douglas S. Sinclair
                                   Executive Vice President

                                  SUBSCRIPTION


International Wireless Communications Holdings, Inc.
Attention:  Corporate Secretary


          1. The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase _______________ shares of _________________ stock of International Wireless Communications Holdings, Inc. and held by the undersigned, ____________ shares of ________ stock of International Wireless Communications Holdings, Inc.

          2. The undersigned hereby elects to receive shares equal to the value of this Warrant in the manner specified in Section 4 of the Warrant.

          [Strike paragraph above that does not apply.]

          3. Payment of the exercise price per share required under such Warrant accompanies this Subscription.

          4. The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              Date:
                                   ----------------------------------------
                              Signature:
                                       ------------------------------------
                              Address:
                                     --------------------------------------

Name in which shares should be registered:

------------------------------------------

                                    EXHIBIT B

     THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

No. WC-__                                                 Void after May 5, 2007

             INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.
                    WARRANT  TO  PURCHASE COMMON STOCK

          This Warrant is issued to Vanguard Cellular Operating Corp. (the "Holder") by International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), pursuant to the Agreement dated as of May 5, 1997 between the Company and Vanguard Cellular Financial Corp. (the "Purchase Agreement").

          1. PURCHASE OF SHARES. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase 249,970 shares of the Company's Common Stock, par value $0.01 per share (the "Equity Securities"), at a per share purchase price of Twenty-Five Cents ($0.25) per share. The shares of Equity Securities issuable pursuant to this Section 1 (the "Warrant Shares") shall be subject to adjustment pursuant to Section 7 hereof. The purchase price of the Warrant Shares as provided in this Section 1 (the "Exercise Price") shall be subject to adjustment pursuant to Section 7 hereof.

          2. EXERCISE PERIOD. This Warrant is exercisable only until and including May 5, 2007; PROVIDED, HOWEVER, that in the event of (a) the closing of the issuance and sale of shares of Common Stock of the Company in the Company's first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, (b) the sale of all or substantially all the assets of the Company, (c) the merger of the Company with or into, or the consolidation of the Company with, any other entity resulting in the transfer of outstanding equity securities representing fifty percent (50%) or more of the Company's outstanding voting power, or (d) any other transfer of outstanding equity securities of the Company representing eighty percent (80%) or more of the Company's outstanding voting power, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the holder of the Warrant at least twenty (20) days prior to the consummation of such event or transaction.

          3. METHOD OF EXERCISE. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

              (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

              (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

          4.   NET ISSUE EXERCISE.

              (a) In lieu of exercising this Warrant, Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of Equity Securities computed using the following formula:

                                  X = (Y)(A-B)
                                  ------------
                                       A

     Where     X -  The number of shares of Equity Securities to be issued to Holder.
               Y -  The number of shares of Warrant Shares to be surrendered.
               A -  The fair market value of one share of the Equity
                    Securities to be issued upon exercise of this Warrant.
               B -  Exercise Price (as adjusted to the date of such
                    calculations).

              (b) For purposes of this Section, the Board of Directors of the Company shall determine the fair market value in its good faith.

          5. CERTIFICATES FOR WARRANT SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

          6. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times keep available such number of authorized shares of its Equity Securities issuable upon exercise of this Warrant free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Warrant Shares specified herein. The Company further covenants that such Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

              (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Warrant subdivide its Equity Securities by split-up or otherwise, or combine its capital stock, or issue additional securities as a dividend with respect to any shares of its Equity Securities, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.


              (b) RECLASSIFICATION, REORGANIZATION, AND CONSOLIDATION. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of capital stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate purchase price shall remain the same.

              (c) NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares, the adjusted Exercise Price and the type of securities or property thereafter purchasable upon exercise of the Warrant.

         8. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the exercise price of the warrant then in effect.

         9. NO STOCKHOLDER RIGHTS. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including (without limitation) the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

        10. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

          A Holder may transfer in whole or in part the purchase rights evidenced hereby to any third party to whom such rights may be transferred without registration or qualification under federal or state securities laws, provided: (a) the transferee or assignee receives a Warrant to purchase twenty percent (20%) of the Warrant Shares; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee; (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Warrant; and (d) the transferor shall have delivered to the Company, if reasonably requested by counsel to the Company an opinion of counsel substantially to the effect that the transfer or assignment can be effected without registration or qualification under applicable federal or state securities laws.

        11. AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the Warrants issued pursuant to the Purchase Agreement that are then outstanding. Any waiver or amendment effected in accordance with this section shall be binding upon each holder of any Warrant Shares purchased under this Warrant at the time outstanding, each future holder of all such Warrant Shares, and the Company.

        12. Effect of Amendment or Waiver. The Holder acknowledges that by the operation of paragraph 11 hereof, the holders of a majority of the Warrants issued pursuant to the Purchase Agreement that are then outstanding will have the right and power to diminish or eliminate all rights of such Holder under this Warrant or under the Purchase Agreement.

        13. Governing Law. This Warrant shall be governed by the laws of the State of Delaware as applied to agreements among California residents made and to be performed entirely within the State of Delaware.

                              INTERNATIONAL WIRELESS
                              COMMUNICATIONS HOLDINGS, INC.

                              By:
                                ---------------------------------------------
                                   Douglas S. Sinclair
                                   Executive Vice President

                                  SUBSCRIPTION


International Wireless Communications Holdings, Inc.
Attention:  Corporate Secretary


          1. The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase _______________ shares of _________________ stock of International Wireless Communications Holdings, Inc. and held by the undersigned, ____________ shares of ________ stock of International Wireless Communications Holdings, Inc.

          2. The undersigned hereby elects to receive shares equal to the value of this Warrant in the manner specified in Section 4 of the Warrant.

          [Strike paragraph above that does not apply.]

          3. Payment of the exercise price per share required under such Warrant accompanies this Subscription.

          4. The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                Date:
                                     ----------------------------------------
                                Signature:
                                         ------------------------------------
                                Address:
                                       --------------------------------------


Name in which shares should be registered:

------------------------------------------

                                    EXHIBIT C
                                    ---------
                        INCENTIVE STOCK OPTION AGREEMENT
                       ----------------------------------

     THIS AGREEMENT, dated as of the 5th day of May, 1997 between International Wireless Communications Holdings, Inc. a Delaware corporation having its principal office at 400 South El Camino Real Road, Suite 1275, San Mateo, California 94402 (hereinafter called the "Company"), and Haynes G. Griffin, an employee of the Company (hereinafter called the "Option Holder").

                                   WITNESSETH:

     WHEREAS, the Company recognizes the value to it of the services of the Option Holder as an officer and employee and is desirous of furnishing him with added incentive and inducement to contribute to the success of the Company; and

     WHEREAS, the Board of Directors of the Company has adopted the Company's 1996 Stock Option/Stock Issuance Plan, a copy of which is attached hereto as Exhibit A (hereinafter called the "Plan"); and

     WHEREAS, on February 3, 1997, pursuant to the provisions of the Plan, the Company's Board of Directors granted to the Option Holder, pursuant to the Plan, an option in respect of the number of shares and fixed and determined the option price and the other terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and representations herein contained and other good and valuable consideration, it is agreed by and between the parties hereto as follows:

     1. Subject to the Plan, the terms and provisions of which are incorporated herein by reference, the Company hereby grants to the Option Holder an Incentive Stock Option to purchase, on the terms and subject to the conditions hereinafter set forth, all or any part of an aggregate of 53,330 shares of the Common Stock ($0.01 par value) of the Company at the exercise price of $9.375 per share (the "Option"), exercisable in the amounts and at the times set forth in this paragraph l. Unless sooner terminated as provided in this Agreement, the Option shall terminate, and all rights of the Option Holder hereunder shall expire, on February 2, 2007.

     The Option may be exercised in installments as follows:

          (a) up to 10,666 shares (of the total shares subject to the Option) on and at any time after August 3, 1997 and prior to termination of the Option;

           (b) up to 21,332 shares, less any shares previously purchased pursuant to the Option, on and at any time after February 3, 1998 and prior to termination of the Option;

          (c) up to 31,998 shares, less any shares previously purchased pursuant to the Option, on and at any time after February 3, 1999 and prior to termination of the Option;

          (d) up to 42,664 shares, less any shares previously purchased pursuant to the Option, on and at any time after February 3, 2000 and prior to termination of the Option;

          (e) up to 53,330 shares, less any shares previously purchased pursuant to the Option, on and at any time after February 3, 2001;

provided, however, that the Option shall become immediately exercisable as to all of the shares upon the occurrence of any one of the following events:

          (a) Upon the termination of the Option Holder's employment by the Company other than for "cause" as hereinafter defined, or

          (b) Upon the Option Holder's terminating his employment with the Company following a "change of control," as hereinafter defined, upon the occurrence of the following events (a "Triggering Event"): (i) his authority and/or responsibility are substantially reduced, without his consent below that in effect as of the date hereof, (ii) the Option Holder is required to change his residence or principal place of business from Greensboro, North Carolina, or (iii) the travel obligations of the Option Holder are, without his consent, increased materially above those in effect as of the date hereof, or (iv) he is not reelected to the Company' Board of Directors, or

          (c) Upon the death of the Option Holder while employed by the Company, or

          (d) Upon the Option Holder's becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986 while employed by the Company (other than by reason of chronic alcoholism or addiction to narcotics or an intentionally self-inflicted injury).

     For purposes of this paragraph 1, "cause" shall mean termination due to
(i) continued intentional refusal to perform the duties for which employed 30 days following receipt by the Option Holder of one or more written warnings from the Board of Directors of the Company specifying in detail the Option Holder's misconduct, (ii) fraud or embezzlement committed against the Company, or (iii) the Option Holder's conviction for a felony.

     For purposes of this paragraph 1, a "change of control" shall be deemed to have occurred upon the occurrence of any of the following events:

          (i) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") but excluding any employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

          (ii) Individuals who are "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority of the Board of Directors; or

         (iii) The Board of Directors shall approve a sale of all or substantially all of the assets of the Company; or

          (iv) The Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company the consummation of which would result in the occurrence of any event described in clause (i) or (ii) above.

     For purposes of the foregoing, "Continuing Directors" shall mean (i) the directors of the Company in office on the date hereof and (ii) any successor to any such director (and any additional director) who after the date hereof
(y) was nominated or selected by a majority of the Continuing Directors in office at the time of his nomination or selection and (z) who is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange
Act) of any person who is the beneficial owner, directly or indirectly, of securities representing 50% or more of the combined voting power of the Company's outstanding securities then entitled ordinarily to vote for the election of directors.

     2. The Option or any part thereof may, to the extent that it is exercisable, be exercised in the manner and payment of the aggregate exercise price for the number of shares purchased shall be made in the manner provided in Section I.A of Article Two of the Plan, including by payment consisting in full or in part of shares of Common Stock.

     3. The Option or any part thereof may be exercised during the lifetime of the Option Holder only by the Option Holder and, except as provided in paragraph 4 hereinbelow, may be exercised only while the Option Holder is an employee of the Company, its parent or any of its subsidiaries.

     4. If the Option Holder ceases to be an employee of the Company, its parent, or any of its subsidiaries for any reason (other than his death or permanent and total disability), the Option, to the extent it is exercisable immediately prior to such termination, may be exercised at any time within three months after the date of termination of his employment but in no event after the Option has expired. If the Option Holder ceases to be an employee by reason of his death or permanent and total disability, the Option may be exercised, at any time within one year after such termination but in no event after the Option has expired, by the Optionee or the person or persons to whom the Option Holder's rights under the Option shall pass by will or by the laws of descent and distribution.

     5. Except as provided above with respect to transfers upon the death of the Option Holder, the Option shall not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or any right or privilege confirmed hereby contrary to the provisions hereof, the Option and the rights and privileges confirmed hereby shall immediately become null and void.

     6. If the shares of Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split in which the Company is the surviving entity, an appropriate and proportionate adjustment shall be made, as provided in Section VI.C of Article One of the Plan, in the number or kind of shares allocated to any unexercised part of the Option. In the event the Company's Board of Directors approves a consolidation or a merger in which the Company is not the surviving corporation, or any other merger, or share exchange in which the stockholders of the Company exchange their stock for stock of another corporation, or in the event of complete liquidation of the Company, or in the case of a tender offer for 50% or more of the combined voting power of the Company's outstanding securities, the Option shall thereupon become immediately exercisable (to the extent it is not already so exercisable). In the event the consideration to be received for Common Stock in any such transaction is cash, the Option Holder shall be entitled to receive from the Company at the time the transaction is consummated cash in an amount equal to the difference between the exercise price of aggregate number of shares then subject to the Option and not yet purchased by the Option Holder and the price to be paid for such number of shares of Common Stock of the Company in the consolidation, merger, liquidation, or tender offer. In the event such transaction is for consideration other than cash, the Option Holder shall be entitled to receive a replacement option on the same terms and conditions as the Option except that there shall be substituted for the Common Stock the consideration that would have been received by the Option Holder as a result of such transaction had the Option been exercised immediately prior to consummation of such transaction.

     7. The Option Holder recognizes that any registration of the Option and the shares of Common Stock issuable upon its exercise under the Securities Act of 1933 or under the securities laws of any state shall be at the option of the Company. The Option Holder acknowledges that, absent registration, under present federal securities regulations, he will be required to hold any shares purchased pursuant to exercise of the Option for a period of not less than one year following full payment for said shares and that thereafter the shares may be sold only in compliance with Rule l44 of the Securities and Exchange Commission. The Option Holder further acknowledges that, notwithstanding registration, if, at the time of exercise of the Option, he is deemed an "affiliate" of the Company as defined in said Rule l44, any shares purchased thereunder will nevertheless be subject to sale only in compliance with Rule l44 (but without any holding period), and that the Company may take such action as is necessary to assure such compliance, including placing restrictive legends on certificates evidencing such shares and delivering stop transfer instructions to the Company's transfer agent.

     8. Any notice to be given to the Company shall be addressed to the Secretary of the Company at the principal office of the Company.

     9. Nothing herein contained shall affect the right of the Company, subject to the terms of any existing contractual arrangement to the contrary, to terminate the Option Holder's employment at any time for any reason whatsoever.

     10. This Agreement shall be binding upon and inure to the benefit of the Option Holder, his personal representatives, heirs and legatees, but neither this Agreement nor any rights hereunder shall be assignable or otherwise transferable by the Option Holder except as expressly set forth in this Agreement or in the Plan.

          INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.


          By
               --------------------------------------------
               President


               --------------------------------------------
               Option Holder

                                    EXHIBIT D

     THIS OPTION AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                       NONQUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT, dated as of May 5, 1997 between International Wireless Communications Holdings, Inc., a Delaware corporation having its principal office at 400 South El Camino Road, Suite 1275, San Mateo, California 94402 (hereinafter called the "Company"), and ________________, [an employee of] [a consultant to] [the Company] (hereinafter called the "Option Holder").

                                WITNESSETH:

          WHEREAS, the Company recognizes the value to it of the services of the Option Holder and is desirous of furnishing him with added incentive and inducement to contribute to the success of the Company; and

          WHEREAS, the Company's Board of Directors granted to the Option Holder an option in respect of the number of shares and fixed and determined the option price and the other terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual promises and representations herein contained and other good and valuable consideration, it is agreed by and between the parties hereto as follows:

          1. The Company hereby grants to the Option Holder a Nonqualified Stock Option to purchase, on the terms and subject to the conditions hereinafter set forth, all or any part of an aggregate of __________ shares of the Common Stock ($.01 par value) of the Company at the exercise price of $9.375 per share (the "Exercise Price"), exercisable in the amounts and at the times set forth in Section 2. Unless sooner terminated as provided in this Agreement, the Option shall terminate, and all rights of the Option Holder hereunder shall expire, on February 2, 2007.

          2.   The Option may be exercised in installments as follows:

              (a) up to one-fifth (1/5) of the shares (of the total shares subject to the Option) on and at any time after August 3, 1997 and prior to termination of the Option;

              (b) up to two-fifths (2/5) of the shares, less any shares previously purchased pursuant to the Option, on and at any time after February 3, 1998 and prior to termination of the Option;

              (c) up to three-fifths (3/5) of the shares, less any shares previously purchased pursuant to the Option, on and at any time after February 3, 1999 and prior to termination of the Option;

              (d) up to four-fifths (4/5) of the shares, less any shares previously purchased pursuant to the Option, on and at any time after February 3, 2000 and prior to termination of the Option;

              (e) up to all of the shares, less any shares previously purchased pursuant to the Option, on and at any time after February 3, 2001;

provided, however, that the Option shall become fully vested and immediately exercisable as to all of the Option shares upon the occurrence of any one of the following events:

              (a) [Upon the termination by the Company of the Option Holder as a director of the Company for any reason] [Upon the Company's terminating the Option Holder as a consultant to the Company] [Upon termination of the Option Holder's employment with Vanguard Cellular Financial Corp. or any subsidiary thereof ("Vanguard")], or

              (b) Upon the occurrence of a "change of control" of the Company as hereinafter defined.

          For purposes of this Section 2, a "change of control" shall be deemed to have occurred upon the occurrence of any of the following events:

                    (i) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") but excluding any employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

                   (ii) Individuals who are "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority of the Board of Directors of the Company; or

                  (iii) The Board of Directors of the Company shall approve a sale of all or substantially all of the assets of the Company; or

                   (iv) The Board of Directors of the Company shall approve any merger, consolidation, or like business combination or reorganization of the Company the consummation of which would result in the occurrence of any event described in clause (i) or (ii) above.

          For purposes of the foregoing, "Continuing Directors" shall mean
(i) the directors of the Company in office on the date hereof and (ii) any successor to any such director (and any additional director) who after the date hereof (y) was nominated or selected by a majority of the Continuing Directors in office at the time of his nomination or selection and (z) who is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange Act) of any person who is the beneficial owner, directly or indirectly, of securities representing 50% or more of the combined voting power of the Company's outstanding securities then entitled ordinarily to vote for the election of directors.

          3. While this Option remains outstanding and exercisable in accordance with the terms hereof, the Option Holder may exercise, in whole or in part, the Option by:

              (a) surrendering the Option, together with a duly executed copy of the form of exercise notice attached hereto, to the Secretary of the Company at its principal offices; and

              (b) making payment to the Company of an amount of cash equal to the aggregate Exercise Price for the number of Option Shares being purchased.

          4. If the Option Holder ceases to be [a director of the Company] [a consultant to the Company] [an employee of Vanguard] for any reason (other than his death or permanent and total disability), the Option, to the extent it is exercisable immediately prior to such termination, may be exercised at any time within three months after the date of termination of his employment but in no event after the Option has expired. If the Option Holder ceases to be [a director of the Company] [a consultant to the Company] [an employee of Vanguard] by reason of his death or permanent and total disability, the Option may be exercised, at any time within one year after such termination but in no event after the Option has expired, by the Optionee or the person or persons to whom the Option Holders' rights under the Option shall pass by will or by the laws of descent and distribution.

          5. Except as provided in paragraph 4 above, the Option shall not be transferred, assigned, pledged or hypothecated in any way, whether by operation of law or otherwise. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or any right or privilege confirmed hereby contrary to the provisions hereof, the Option and the rights and privileges confirmed hereby shall immediately become null and void.

          6. (a) In lieu of exercising this Option, Option Holder may elect to receive shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election in which event the Company shall issue to Option Holder a number of shares of Equity Securities computed using the following formula:

                                 X = (Y)(A-B)
                                 ------------
                                      A

       Where    X -   The number of shares of Common Stock to be issued
                      to Option Holder.
                Y -   The number of Option shares to be surrendered.
                A -   The fair market value of one share of the Common Stock
                      to be issued upon exercise of this Option.
                B -   Exercise Price (as adjusted to the date of
                      such calculations).

               (b) For purposes of this Section, the Board of Directors of the Company shall determine the fair market value in its good faith. Notwithstanding the foregoing, Option Holder may surrender only that portion of the Option which is exercisable pursuant to Section 1 hereof.

          7. Upon the exercise of the purchase rights evidenced by this Option, one or more certificates for the number of Option shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

          8. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock that may be issuable upon exercise of this Option free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Option for the full number of Option shares specified herein. The Company further covenants that such Option shares, when issued pursuant to the exercise of this Option, will be duly and validly issued, fully paid and nonassessable.

          9. The number of and kind of securities purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:

              (a) If the Company shall at any time prior to the expiration of this Option subdivide its Common Stock by split-up or otherwise, or combine its capital stock, or issue additional securities as a dividend with respect to any shares of its Common Stock, the number of Option shares issuable upon the exercise of this Option shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Option shares purchasable under this Option (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

              (b) In the event of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in
Section 9(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Option Holder, so that the Option Holder shall have the right at any time prior to the expiration of this Option to purchase, at a total price equal to that payable upon the exercise of this Option, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of capital stock as were purchasable by the Option Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Option Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate Exercise Price shall remain the same.

              (c) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Option, or in the Exercise Price, the Company shall promptly notify the Option Holder of such event and of the number of shares, the adjusted Exercise Price and the type of securities or property thereafter purchasable upon exercise of the Option.

          10. No fractional shares shall be issued upon the exercise of this Option, but in lieu of such fractional shares the Company shall make a cash payment equal to the fair market value of such fractional shares on the exercise date of the Option with respect to the fractional shares.

          11. The Option Holder recognizes that any registration of the Option and the shares of Common Stock issuable upon its exercise under the Securities Act of 1933 or under the securities laws of any state shall be at the option of the Company. The Option Holder acknowledges that, absent registration, under present federal securities regulations, he will be required to hold any shares purchased pursuant to exercise of the Option for a period of not less than one year following full payment for said shares and that thereafter the shares may be sold only in compliance with Rule 144 of the Securities and Exchange Commission. The Option Holder further acknowledges that, notwithstanding registration, if, and at the time of exercise of the Option, he is deemed an "affiliate" of the Company as defined in said Rule 144, any shares purchased thereunder will nevertheless be subject to sale only in compliance with Rule 144 (but without any holding period), and that the Company may take such action as is necessary to assure such compliance, including placing restrictive legends on certificates evidencing such shares and delivering stop transfer instructions to the Company's transfer agent.

          12. Any notice to be given to the Company shall be addressed to the Secretary of the Company at the principal office of the Company.

          13. This Agreement shall be binding upon and inure to the benefit of the Option Holder, his personal representatives, heirs and legatees, but neither this Agreement nor any rights hereunder shall be assignable or otherwise transferable by the Option Holder except as expressly set forth in this Agreement.

                        INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.

                              By:
                                 -------------------------------------------
                              Title:
                                    ----------------------------------------



                              ----------------------------------------------
                              Option Holder

                                    EXHIBIT E
                                    ---------


Guarantor shall absolutely, unconditionally and irrevocably guarantee to lender the due and punctual payment, performance and discharge (whether upon acceleration or otherwise in accordance with the terms thereof) of all obligations relating to the indebtedness covered by the guarantee ("Obligations"). The guaranty of the Obligations shall include in all cases all such obligations which arise after the commencement of an insolvency or similar proceeding with respect to a borrower and all such Obligations which would become due but for the operation of the laws governing such proceedings including, but not limited to, interest accruing after the commencement of such proceeding, whether or not allowed or allowable as a claim in the proceeding. The guaranty shall be a guaranty of prompt and punctual payment of the Obligations, whether at stated maturity, by acceleration or otherwise, and is not merely a guaranty of collection.

                                    EXHIBIT F
                                    ---------


International Wireless Communications, Inc.
400 South El Camino Real Road, Suite 1275
San Mateo, California 94402


Gentlemen:

     I am simultaneously with the execution of this letter, acquiring from International Wireless Communications Holdings, Inc. ("IWCH") a nonstatutory option to purchase _____ shares of Common Stock of IWCH (the "Common Stock") at a purchase price of $9.375 per share. As an inducement to IWCH to issue such option to me, I hereby represent to and agree with IWCH as follows:

     1. The Option is being acquired, and the Common Stock issuable upon exercise of the Option will be acquired, for investment for my own account, and not as nominee or agent, and not with the view to the resale or distribution in any part thereof, and I have no present intention of selling, granting any participation in, or otherwise distributing the same.

     2. I do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

     3. I have received all information I consider necessary or appropriate for deciding whether to receive an Option and have had an opportunity to ask questions and receive answers from IWCH regarding the terms and conditions of the offering of the Options and the business properties, prospects and financial condition of IWCH. I am an investor in securities of companies in the development stage and acknowledges that I am able to fend for myself, can bear the economic risk of my investment, and have such knowledge and experience in financial or business matters that I am capable of evaluating the merits and risks of the investment in the Options.

     4. I understand that the securities I am purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from IWCH in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

     5. I understand that a restriction will be placed on my Option and on the Common Stock issuable upon exercise thereof as follows:

     This Option [the Common Stock represented by this Certificate] has not been registered under the Securities Act of 1933, as amended, may not be sold, offered for sale, pledged, hypothecated, or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that registration is not required under such Act or unless sold pursuant to Rule 144 under such Act.

                         Sincerely,



                         -------------------------------------------

                                   EXHIBIT G
                                   ---------



                                  May __, 1997


International Wireless Communications Holdings, Inc.



Ladies and Gentlemen:

     We have acted as counsel to Vanguard Cellular Financial Corp., a North Carolina corporation (the "Company"), in connection with that Agreement of even date herewith between the Company and International Wireless Communications Holdings, Inc. (the "Agreement"). Unless otherwise defined herein, capitalized terms used herein and defined in the Agreement are used herein as therein defined. This opinion is furnished to you pursuant to
Section 4 of the Agreement.

                               DOCUMENTS EXAMINED
                               ------------------

     In connection with the preparation of this opinion, we have reviewed the following:

          (a)  The Agreement;

          (b) Certified copies of the incorporation documents and bylaws of the Company as in effect on the date hereof;

          (c) Certified copies of resolutions adopted by the Board of Directors of the Company relating to the Agreement;

          (d) Certificate of Existence of the Company as certified by the Secretary of State of North Carolina on March 11, 1997 (the "Certificate of Existence"); and

          (e) Such other documents as we consider necessary or appropriate for purposes of rendering the opinions set forth below.

     In all such examinations, we have assumed the authenticity and completeness of all documents submitted to us as originals and the conformity to originals and the completeness of all documents submitted to us as photostatic, notarial or certified copies. We have also assumed the legal capacity of all persons executing documents examined by us and the due authorization, execution and delivery of all documents to be delivered by parties other than the Company.

Whenever our opinion herein as "to the best of our knowledge," such opinion is limited to and based upon the actual knowledge of attorneys in this firm who have devoted substantive attention to the transactions contemplated by the Agreement or who regularly represent the Company.

     Except for our review of the documents and records listed above, we have made no independent factual investigation in connection with the preparation of this opinion. To the extent that matters of fact may be deemed material to this opinion, we have relied (without independent verification) on the representations and warranties of the Company in the Agreement.

     We have investigated such questions of North Carolina law as we have deemed necessary for the purpose of rendering this opinion. In that regard, we call your attention to the fact that the Agreement states that it is to be construed in accordance with and governed by the laws of the State of Delaware. Please be advised that we are members of the bar of the State of North Carolina and do not purport to be experts in the laws of any jurisdiction other than the State of North Carolina. Accordingly, this opinion is limited in all respects to the laws of the State of North Carolina and is furnished as if the Agreement was governed by North Carolina law, notwithstanding the choice of law provisions therein.

                                    OPINIONS
                                    --------

     Based solely on the foregoing, and subject to the assumptions, limitations and qualifications set forth herein, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

     2. The Company has the corporate power and authority to enter into and perform all of its obligations under the Agreement.

     3. The execution, delivery and performance by the Company of the Agreement is duly authorized by all requisite corporate action and do not and will not (a) violate any provision of (i) the certificate of incorporation or the bylaws of the Company, or (ii) any North Carolina law or, to the best of our knowledge, any order, writ, judgment, injunction, decree, determination or award of any court, arbitrator or government, commission, board, bureau, agency or other instrumentality applicable to or binding upon the Company, or
(b) to the best of our knowledge of or constitute a default under any material indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is party or by which the Company or the Company's properties may be bound or affected.

     4. The Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

                         LIMITATIONS AND QUALIFICATIONS
                         ------------------------------

     The opinions expressed above are subject to the following qualifications and limitations:

          (a) Enforceability of the Agreement may be limited by bankruptcy, reorganization, fraudulent conveyance (including, without limitation, Section 548 of the Bankruptcy Code (11 U.S.C. Section 548) and similar provisions of state law), insolvency or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless whether enforceability is considered in a proceeding in equity or at law).

          (b) Insofar as our opinion relates to the existence of the Company, we have relied upon the Certificate of Existence, no further investigation having been performed by us.

     The opinions contained herein are rendered solely for the benefit of International Wireless Communications Holdings, Inc. and may not be used or relied upon by any other person or entity or in connection with any other transaction without our prior written consent. The opinions expressed herein are given only as of the date hereof and we assume no responsibility to update our opinions for events occurring after the date of this letter.

                          Very truly yours,

                          SCHELL BRAY AYCOCK ABEL & LIVINGSTON P.L.L.C.

                                    EXHIBIT H
                                    ---------

                               IWCH LEGAL OPINION
                               ------------------

Legal Counsel to IWCH shall express opinions as to the following:

1. IWCH is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and IWCH has the requisite corporate power and authority to own its properties, to conduct its business as presently conducted and to execute, deliver and perform the Agreements.

2. Each of the Agreements has been duly and validly authorized by IWCH, duly executed and delivered by an authorized officer of IWCH and constitutes a legally valid and binding obligation of IWCH, enforceable against IWCH according to its terms.

3. The execution, delivery, performance and compliance with the terms of the Agreements do not violate any provision of any applicable federal or California law, rule or regulation or any provision of the Amended and Restated Certificate or Bylaws and do not conflict with or constitute a default under the provisions of any material judgment, writ, decree, order or the material provisions of any agreement to which IWCH is a party or by which it is bound.

4. All consents, approvals, permits, orders or authorizations or, and all qualifications, registrations, designations, declarations or filings with, any federal or California state governmental authority on the part of IWCH required in connection with the execution and delivery of the Agreements and the consummation at the Closing of the transactions contemplated by the Agreements have been obtained, and are effective.